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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K
                                  CURENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report   (Date of earliest event reported) January 24, 2002
                                                   ----------------


                           Gibraltar Steel Corporation
                          -----------------------------
             (Exact name of registrant as specified in its chapter)


        Delaware                     0-22462               16-1445150
   -----------------                 -------               -------------
State or other jurisdiction        (Commission            (IRS Employer
of incorporation                   File Number)         Identification No.)



3556 Lake Shore Rd., P.O. Box 2028, Buffalo, NY            14219-0228
------------------------------------------------           ----------
    (Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code (716) 826-6500
                                                   --------------

           ----------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 5. Other Events.

     On January 24, 2002, the Registrant released certain financial information, copies of which are attached hereto as Exhibits 99.1, 99.2, 99.3 and 99.4.

Item 7. Exhibits.

(c)   Exhibits

      99.1        Gibraltar Steel Corporation
                  Financial Highlights for the
                  Three and Twelve Month Periods
                  Ended December 31, 2001 and 2000

      99.2        Gibraltar Steel Corporation
                  Consolidated Balance Sheet at
                  December 31, 2001 and 2000

      99.3        Gibraltar Steel Corporation
                  Consolidated Statement of Income
                  for the Three Years Ended
                  December 31, 2001

      99.4        Gibraltar Steel Corporation
                  Consolidated Statement of Cash Flows
                  for the Three Years Ended
                  December 31, 2001

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Gibraltar Steel Corporation
                                                ---------------------------
                                                       (Registrant)
Date  February 14, 2002
      -----------------                         /s/ Walter T. Erazmus
                                                --------------------------
                                                By: Walter T. Erazmus
                                                Title: President




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Exhibit Index
-------------

     99.1     Gibraltar Steel Corporation
              Financial Highlights for the
              Three and Twelve Month Periods Ended
              December 31, 2001 and 2000

     99.2     Gibraltar Steel Corporation
              Consolidated Balance Sheet at
              December 31, 2001 and 2000

     99.3     Gibraltar Steel Corporation
              Consolidated Statement of Income
              for the Three Years Ended
              December 31, 2001

     99.4     Gibraltar Steel Corporation
              Consolidated Statement of Cash Flows
              for the Three Years Ended
              December 31, 2001


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